Vessel Revenue	6 Months Ended
Jun. 30, 2026
Vessel Revenue [Abstract]
Vessel Revenue
13.	Vessel Revenue:

Vessel revenues for the six-month periods ended June 30, 2026 and 2025 was derived from time charters.

As of June 30, 2026 and December 31, 2025, the trade accounts receivable was $1,037 and $871, respectively, and was related to time charters.

The current portion of Deferred revenue as of June 30, 2026 and December 31, 2025 was $2,570 and $4,934 and relates to cash received in advance of performance under operating leases and to premiums for energy devices (i.e., increased daily hire rates provided for by the chartering agreements) for specific equipment installed in the vessels.

Charterers individually accounting for more than 10% of revenues during the six-month periods ended June 30, 2026 and 2025 were:

Customer	2026	2025
A	35%	-
B	22%	36%
C	21%	-
D	-	18%
E	-	24%
Total	78%	78%